Exhibit 10.1

GUARANTOR JOINDER AGREEMENT

THIS GUARANTOR JOINDER AGREEMENT (this “Agreement”) dated as of February 16, 2016, is by and between each of the parties listed on the signature pages hereto (each a “New Subsidiary”) and SunTrust Bank, in its capacity as Administrative Agent, under the Credit Agreement dated as of June 12, 2015 (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) by and among MOLINA HEALTHCARE, INC., a Delaware corporation (the “Borrower”), the Guarantors identified therein, the Lenders identified therein and SunTrust Bank, as Administrative Agent, Swingline Lender and Issuing Bank. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

The Loan Parties are required by Section 5.10 of the Credit Agreement to cause the New Subsidiary to become a “Guarantor.” Accordingly, the New Subsidiary hereby agrees with the Administrative Agent as follows:

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a party to the Credit Agreement and a “Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary hereby, jointly and severally together with the other Guarantors, guarantees to the Administrative Agent, each Lender, each Affiliate of a Lender that enters into Bank Products or Hedging Transactions with the Borrower or any Subsidiary, and each other holder of the Obligations, as provided in Article X of the Credit Agreement, as primary obligor and not as surety, the prompt payment of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

2. The New Subsidiary hereby represents and warrants to the Administrative Agent that the exact legal name and state of organization of the New Subsidiary is as set forth on the signature page hereto.

3. The address of the New Subsidiary for purposes of all notices and other communications is the address set forth for any Loan Party in Section 11.1 of the Credit Agreement.

4. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary under Article X of the Credit Agreement.

5. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Guarantor Joinder Agreement]

6. This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby shall be construed in accordance with and be governed by the Law (without giving effect to the conflict of law principles thereof except for Sections 5-1401 and 5-1402 of the New York General Obligations Law) of the State of New York.

[Signature Page Follows]

[Guarantor Joinder Agreement]

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the holders of the Obligations, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

Molina Pathways, LLC, a Delaware limited liability company

By:	/s/ Craig Bass
Name:	Craig Bass
Title:	President

Pathways Health and Community Support LLC, a Delaware limited liability company

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

The Redco Group, Inc., a Pennsylvania corporation

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

Family Preservation Services, Inc., a Virginia corporation

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

[Guarantor Joinder Agreement]

Signature Page

Camelot Care Centers, Inc., an Illinois corporation

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

AmericanWork, Inc., a Delaware corporation

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

Pathways of Massachusetts LLC, a Delaware limited liability company

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

Pathways of Maine, Inc., a Maine corporation

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

Pathways Community Services LLC, a Delaware limited liability company

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

[Guarantor Joinder Agreement]

Children’s Behavioral Health, Inc., a Pennsylvania corporation

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

College Community Services, a California corporation

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

Pathways of Idaho LLC, a Delaware limited liability company

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

Family Preservation Services of North Carolina, Inc., a North Carolina corporation

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

Pathways of Arizona, Inc., an Arizona corporation

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

[Guarantor Joinder Agreement]

Pathways Community Services LLC, a Pennsylvania limited liability company

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

Family Preservation Services of Florida, Inc., a Florida corporation

By:	/s/ Terry Bayer
Name:	Terry Bayer
Title:	President

Acknowledged and accepted:

SUNTRUST BANK, as Administrative Agent

By:	/s/ Katherine Bass
Name:	Katherine Bass
Title:	Director

[Guarantor Joinder Agreement]